Exhibit 99.1

September 2016

Certain statements contained in this presentation that are not historical facts, including any statements as to future market conditions, results of operations and financial projections, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to safe harbor created thereby. These forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future express or implied results. Although SPX believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. In addition, estimates of future operating results are based on the company’s existing operations and complement of businesses, which are subject to change. Particular risks facing SPX include risks relating to economic, business and other risks stemming from changes in the economy, legal and regulatory risks, cost of raw materials, pricing pressures, our international operations, our recent spin-off transaction, the effectiveness, success and timing of restructuring and divestiture plans related to our power generation businesses, our ability to manage changes and measure and estimate the expected revenue and cost associated with our power projects in South Africa, pension funding requirements, and integration of acquisitions. More information regarding such risks can be found in SPX’s Annual Report on Form 10-K and other SEC filings. Statements in this presentation are only as of the time made, and SPX disclaims any responsibility to update or revise such statements except as required by regulatory authorities. This presentation includes non-GAAP financial measures. We believe that these non-GAAP measures are useful to investors in evaluating our operating performance and our management of business from period to period. “Core” and “Base Power” results in this presentation are non-GAAP financial measures that exclude the results of the South African projects. September 2016 2

SPX Corporation: Company Overview September 2016

Company Overview The “New” SPX Corporation Headquartered in Charlotte, NC  A leading supplier of: HVAC products, Detection & Measurement technologies, and Power equipment 71% 16% 10% ~$1.7b of revenue in 2015 ~6,000 employees 0% 3% NYSE Ticker: SPXC SPX Corporation is a Leading Supplier of HVAC, Detection & Measurement and Power Equipment; More than 2/3 of Revenue is Generated by Sales Into North America September 2016 4 2015 Revenue by Region

Key Product Offerings and Financial Profile by Segment Fluid coolers Electrical heating products Communication technologies (1) Base Power results are non-GAAP financial measures that exclude results of the South African projects. Segment Income is Predominantly Generated by the HVAC and Detection & Measurement Segments September 2016 5 Power transformers Cooling towers Heat exchangers Pollution filters 2015 base power business(1): $931m revenue Segment Income margin: 1% Locators Fare collection systems Obstruction lighting 2015: $232m revenue Segment Income margin: 20% Package cooling units Residential and non-residential boilers 2015: $529m revenue Segment Income margin: 15%

Value Creation in Core Businesses Grow HVAC platform: New product development Channel development Geographic expansion Leverage synergies Grow Detection & Measurement platform: Continue to upgrade installed base New product launches in 2016 Expand vertically and geographically Extend product offering into adjacent markets Substantial Growth in Earnings and Cash Flow Improve efficiency of power transformer business: Increase sales of new, value-engineered power transformer design Productivity initiatives Reduce complexity, risk and cost in power generation business: Reposition business Project execution and selectivity Focus on working capital Expanding in Attractive Markets While Reducing Exposure to Lower Return Markets POWER Generation Detection & Measurement POWER HVAC Transformers September 2016 6

Progress On Value Creation Strategies Transformer business tracking ahead of schedule to achieve long-term margin target of 10% Launch of new evaporative condenser product (industrial refrigeration) New Genfare Link fare collection system live in key reference market Engaged BNP Paribas to pursue sale of European-based portion of our power generation business Launch of new high-efficiency boiler (residential heating) Launch of RD8100 GPS-enabled cable and pipe locator Launch of Everest (large cooling tower) for commercial and industrial markets Launch of Model 709 Compact Spectrum Monitoring System (CSMS) Completed sale of Global Dry Cooling business in Q1 2016 South African Projects: GE agreement amendment completed in Q4 2015 Eliminating the Losses from the Underperforming Portions of Power Generation Adds More than $0.30 to Our 2016 Guidance Model Adjusted EPS of $0.95-$1.25 September 2016 7

Segment Overview September 2016

HVAC Segment Overview 2015 Revenue $529 Heating 54% Cooling 46% EMEA and APAC market environments Timing of start of Q4’15 winter heating season Growth from 2015/2016 new product launches Commercial construction sensitivity Favorable mix effect on 2015 margins APAC 8% EMEA 5% Replacement 67% New Build 33% Revenue Profile Geography High degree of replacement sales and NA 87% North American-focused footprint Note: Revenue Profile breakdown is based on Management’s best estimates of end-market uses September 2016 9 2016 Outlook Considerations ($ millions) 201420153-Yr Target Revenue $536 $5292-4% CAGR Segment Income %13.0%15.2%15-16%

Heating Products Overview North American businesses with strong brands Products used in residential and non-residential markets and sold primarily through distributors End customers concentrated in the Northeast and Midwest $286m Demand for boiler systems is seasonal: Concentrated in the second half Sensitive to heating season degree days Key organic growth opportunities: Product portfolio expansion Sales channel management Strong Product Brands and Leading Market Positions in North America September 2016 10 2015 Revenue Breakdown Boiler Systems 66% Electrical Heating Products 34%

Heating Product Examples High efficiency Broad Product Offering of Heating Solutions for Residential and Light Commercial Applications September 2016 11 Commercial Boilers Standard cast iron Natural gas and oil Residential Boilers Standard cast iron High efficiency Natural gas and oil Electrical Heating Products Digital wall heaters Wash-down, corrosion resistant heaters Aluminum convection heaters

Cooling Products Overview Service 84% 72% 2015 Revenue by Geography 10% 18% Strong Product Brands and Leading Market Positions Across Cooling Product Portfolio September 2016 12 2015 Revenue Breakdown Package Cooling Towers $243m Parts and 16% Cooling products used in non-residential, commercial construction, process cooling and refrigeration applications Well-recognized product brands: Marley and Recold Well-established sales channel including reps and distributors Demand generally follows construction trends (e.g., Dodge Index) Key growth opportunities: Expand in adjacent markets New product development Channel expansion Geographic expansion

Cooling Product Examples Over 90 Years of Experience Engineering and Manufacturing Cooling Towers; Marley Sets a High Standard for Efficiency and Quality September 2016 13

Detection & Measurement Segment Overview Fare Collection Technologies 17% Locators & Inspection Equipment 45% 2015 Revenue $232 Communication Technologies 38% U.S. federal transportation funding Industrial and commercial construction Global government spending Growth from 2015/2016 new product launches Currency fluctuation High degree of replacement sales; strong operating leverage and growth in APAC 11% Replacement 75% New Build 25% Revenue Profile EMEA 26% Geography NA 63% Note: Revenue Profile breakdown is based on Management’s best estimates of end-market uses infrastructure-based project businesses September 2016 14 2016 Outlook Considerations ($ millions) 201420153-Yr Target Revenue $244 $232 2-6% CAGR Segment Income %22.6%19.8%22-24%

Locators & Inspection Equipment 10% 70% 20% Leading Global Supplier of Underground Pipe and Conduit Detection Equipment September 2016 15 2015 Revenue by Product Locators Inspection $104m Dry Air 2015 Revenue by Geography 38% 44%18% Based in the U.K., a leading global supplier of underground pipe and conduit locators and inspection equipment Continuous new product enhancements and loyal customer base ~6% revenue CAGR from 2010-2015 Key demand drivers: Global infrastructure growth Construction growth Telecommunications growth

Communication Technologies COMINT Obstruction 45% 68% Leading Brands and Technologies September 2016 16 2015 Revenue by Geography 22% 10% 2015 Revenue by Product SMS & 55% Lighting $89m Products A leading global supplier of spectrum monitoring (SMS) and communications intelligence (COMINT) systems A leading North American supplier of obstruction lighting products Key demand drivers: Global growth of wireless usage Increased spectrum provisioning and monitoring Anti-terrorism and drug interdiction efforts Maintenance and replacement of installed base

Communication Technologies From Borders to Battlefields and From Urban Landscapes to Wide Open Spaces, Our Products Empower Customers to Monitor, Analyze and Manage the RF Spectrum September 2016 17 Spectrum Monitoring (SMS) Communications Intelligence (COMINT)

Communication Technologies We Provide High-Quality LED and Xenon Lighting Systems for a Variety of Tower Applications September 2016 18 Flash Lighting Systems Flash Lighting Systems

Fare Collection Technologies  A leading North American supplier in fare collection: Historical market position concentrated on fare box installations  Rapidly evolving technology in the market has driven a transformation in our business: Evolved from “fare box supplier” to “fare collection system provider” Invested in software, product development, program management and marketing Strategic relationships with larger public infrastructure system integrators  New product introductions have expanded product offering to include: Mobile ticketing Cloud-based data hosting Remote ticket validator Point-of-sale delivery systems A Leading North American Supplier of Fare Collection Technologies September 2016 19 GENFARE

Next Generation Fare Collection System Fast Fare Suite of Products Integrated With Back-End Support; We Believe This is The New Industry Standard September 2016 20 Cloud-Based Software Support Fast Fare Box E-ticketing Legacy Farebox Fast Fare-eTM Point-of-Sale e-FareTM

Base Power Overview Power Generation 60% Transformers 40% 2015 Revenue $931 Transformer pricing and lead times Impact of transformers’ operational initiatives Restructuring savings in power generation Additional cost reduction opportunities Global power demand Margin growth in Transformers business; portfolio re-shaping and cost reduction initiatives in power generation APAC 11% Replacement 62% New Build 38% EMEA 23% Revenue Profile Geography NA 66% Note: Revenue Profile breakdown is based on Management’s best estimates of end-market uses Note: Base Power results are non-GAAP financial measures that exclude the results of the South African projects. September 2016 21 2016 Outlook Considerations ($ millions) 201420153-Yr Target Revenue $1,097 $931 (3%)-0% CAGR Segment Income %3.5%1.1%4-5%

Power Transformers  SPX is a leading supplier of power transformers into North America with strong brand equity Locations: Waukesha, WI and Goldsboro, NC Demand largely driven by replacement of aging installed base: Average age of installed base is ~40 years  Recent end market trends: Replacement demand has been strong Market pricing remains competitive with stable lead times  Commercial initiatives: Marketing new, value engineered transformer design Focusing on the market segments that best leverage our manufacturing and engineering value Our Focus is on Creating Higher Margins through Operational Efficiencies and Commercial Initiatives September 2016 22

Power Generation Equipment Hybrid Cooling (ClearSky)  Leading supplier of cooling systems, large scale heat exchangers and pollution control systems  Highly engineered products Equipment and technological solutions for several types of power generation plants Large installed base with recurring service opportunities Focused on specific strategic actions to significantly reduce our cost base and improve operational efficiency We Provide Highly Engineered Products that Serve Several Types of Power Generation Plants September 2016 23

South Africa September 2016

South African Projects Overview Medupi & Kusile Power Stations Medupi and Kusile are the two mega-projects: Twelve 800 mega-watt coal-fired plants (six at each project site) Eskom is a state-owned South African utility Alstom and Mitsubishi Hitachi are the primary contractors Boiler Island Turbine Island The final unit is expected to be commercially operational around 2021 Four primary phases: manufacturing, construction, commissioning and warranty These Two Power Stations Expected to Add ~10 GW of Power Capacity When Completed September 2016 25

Q2 Results & 2016 Guidance September 2016

Core Q2 2016 Results Year-over-Year Analysis ($ millions) Q2 Year-to-Date ~2/3rds of revenue decline driven by the Dry Cooling business (sold in Q1 2016) Revenue Adjusted Operating Income Margin* $433 $795 Organic revenue* decline primarily driven by recent completion of a large, unique power project that contributed to Q2’15 $393 $762 3.6% 4.3% 4.2% 2.1% Power generation declines offsetting expansion in strategic platforms Modestly lower restructuring and corporate related costs Q2 2015 Q2 2016 YTD 2015 YTD 2016 Note: Core results are non-GAAP financials measures that exclude the results of the South African projects. *Non-GAAP measure. Q2 Adjusted EPS* of $0.26 September 2016 27

HVAC Q2 2016 Results Year-over-Year Analysis ($ millions) Revenue Segment Income Margin Q2 Revenue: +3.0% year-over-year improvement:  +4.5% organic growth* due to the strength of cooling products sales in commercial markets (1.5%) currency impact $122 $118 14.0% 11.0% Q2 Segment Income and Margin: $4.1m increase in Segment Income 300 basis points of margin improvement due to higher sales and continued benefits from operational initiatives Q2 2015 Q2 2016 . *Non-GAAP measure. 4.5% Organic Revenue Growth* and 300 Basis Points of Margin Expansion September 2016 28

Detection & Measurement Q2 2016 Results Year-over-Year Analysis ($ millions) Q2 Revenue: Revenue Segment Income Margin +3.3% year-over-year growth: +5.0% organic growth*, largely due to higher sales of fare collection products (1.7%) currency impact $60 $58 20.1% Q2 Segment Income and Margin: 17.5% $1.9m increase in Segment Income 260 basis points of margin improvement Margin expansion across multiple product lines More favorable sales mix in Q2 2016 Q2 2015 Q2 2016 *Non-GAAP measure. 5% Organic Revenue Growth* and 260 Points of Margin Improvement September 2016 29

Base Power Q2 2016 Results Year-over-Year Analysis ($ millions) Revenue Segment Income Margin Q2 Revenue: (17.6%) year-over-year decline: (10.2%) decline from sale of Dry Cooling business (6.5%) organic decline* primarily driven primarily by the completion of a large, unique power project that contributed favorably to the prior year period (0.9%) currency impact $256 $211 3.9% 0.5% Q2 Segment Income and Margin: $8.8m decrease in Segment Income 340 basis points of margin decline Transformer margin up year-over-year and on-track to exceed full-year 2016 margin target Q2 2015 Q2 2016 Note: Base Power results are non-GAAP financials measures that exclude the results of the South African projects. *Non-GAAP measure. Strong Margin Performance in Our Transformer Business, More than Offset by Further Challenges in Power Generation Market September 2016 30

Market Commentary Cooling: Continued strength from commercial markets Heating: Slow 1H 2016 due to the mild 2015/2016 winter HVAC Segment Steady lead times and pricing Taking orders into 2017 Transformer Business Markets for Strategic Platforms Remain Stable; Repositioning Business Away from Challenged Power Generation Markets September 2016 31 Power Generation Challenged markets, particularly in Europe and for heat exchange products Business Focused on repositioning the business Detection & Demand for run-rate products remains steady; healthy frontlog activity Measurement Segment Elongated sales cycle for some project-related products (within expectations) Segment/Business Commentary

2016 Core Guidance Update (Changes in Bold) commercial efforts in fare collection Transformer business generation operating environment strategic platforms Note: Core results are non-GAAP financial measures that exclude the results of the South African projects. Non-service pension items, the gain on the sale of Dry Cooling, a non-cash impairment of intangible assets and an adjustment related to the value of the minority interest stake in our South African subsidiary have also been excluded from 1H’16 results. Adjusted Operating Income Range of $80 million to $100 million; Adjusted EPS Range of $0.95-1.25 September 2016 32 Revenue Segment Income Margin HVAC Towards the lower-end of LT annual growth targets of 2-4% Approaching 16% Detection & Measurement In-line with LT annual growth targets of 2-6% At least 100 bps increase driven by systems Base Power Transformer revenues up modestly Decline in power generation revenues Sale of Dry Cooling (completed in Q1) At least 150 bps improvement in Further challenges in power Total SPX Core $1.5-1.7 billion (lower revenues in power generation, the sale of Dry Cooling and FX headwinds) 9-10% with improvements in our

2016 Modeling Considerations September 2016 33 Metric Commentary/Assumptions Corporate costs ~$40M Long-term incentive comp $13-15M Restructuring costs ~$6M Interest cost $13-14M Tax rate 35-40%, jurisdictionally sensitive Capex $18-20M Cash cost of pension + OPEB ~$16M ongoing cash cost D&A ~$30M, mostly in COGS Share count 42-43M FCF Conversion ~100% of Core Net Income (i.e., ex South African projects)

Financial Position & Capital Allocation September 2016

Financial Position Capital Structure Update Leverage Ratios 2.8x Short-term debt Current maturities of long-term debt Long-term debt Gross Debt $22 18 334 2.7x 2.5x 1.5-2.5x 2.3x $374 Less: Cash on hand Net Debt ($102) Q1'16 Q2'16 LT Target $272 Bank Net Leverage† Gross Leverage** †Calculated as defined by SPX’s credit facility agreement. Net debt subtracts cash in excess of $50 million. ** Uses gross debt and LTM EBITDA as defined by SPX’s credit facility agreement. *Non-GAAP measure. Strong Free Cash Flow* and Debt Reduced by $16m in Q2; Net Leverage of 2.3x Within Target Range September 2016 35 ($ millions) Q2 2016

Financial Position Capital Structure Update ($ millions) Term Debt Repayment Schedule Term Debt Cash Other ST Debt 300 250 200 150 100 50 0 $24 $24 $289 $350 $350 $101 $102 $9 $18 $18 $18 Q 4 ' 1 5 Q 2 ' 1 6 2016 20172018 2019 2020 No Significant Debt Repayment Requirement Until 2020 September 2016 36

Capital Allocation Discipline  Organic business development (1) Net Debt and EBITDA as defined in SPX Corporation’s credit facility Evaluating Highest, Risk-Adjusted Return Opportunities September 2016 37 Methodology Expected Outcome 1)Utilize strategic planning process to evaluate future revenue and earnings growth  Quantify projected future cash flows and estimate total company valuation 2)Maintain target capital structure  Net Debt to EBITDA(1) target range: 1.5x to 2.5x 3)Invest available capital in highest, risk-adjusted, return opportunities:  ROIC & EVA models continue to drive allocation decision-making Cost reduction initiatives Bolt-on acquisitions (HVAC and Detection & Measurement) Return of capital to shareholders

Capital Allocation Capital Allocation Strategy Incremental Liquidity of $200m by YE 2018 • • • Growth Investments in Core Businesses Return of Capital to Shareholders Reduction in Debt and Equivalents Expect At Least $200m of Cumulative Incremental Liquidity by Year-End 2018 September 2016 38

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